                         SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]         FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]

Check the appropriate box:
     [ ] Preliminary Proxy Statement
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     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

LB SERIES FUND, INC.
(Name of Registrant as Specified in Its Charter)

LB SERIES FUND, INC.
(Name of Person(s) Filing Proxy Statement)

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LB Series Fund, Inc.
625 Fourth Avenue South
Minneapolis, MN  55415

January 7, 2004

Dear Shareholder:

Since  Thrivent  Financial for Lutherans was formed  through the merger of Aid Association for Lutherans and Lutheran  Brotherhood,
several changes have occurred to combine the best of both former organizations.  The proposals described in this proxy statement are an important step in combining the best of both organizations' mutual fund families.

Since the merger, considerable  planning and preparation has been done to create the foundation for the new Thrivent family of mutual funds.  The primary goal is to provide substantial value to shareholders through consistent, competitive  performance, enhanced shareholder services and a growing business with an excellent reputation.  Thrivent Financial expects to build on its many strengths as a money manager while also addressing areas that need improvement.

Your Board of Directors and Thrivent  Financial are working together to develop action steps that  collectively are expected to benefit shareholders. They include:

o The proposed merger of the AAL Variable Product Series Fund, Inc. into the LB Series Fund, Inc., placing all of the funds under  a single board of directors.
o Investment of  $4-5 million to enhance the quality of Thrivent's asset management capabilities, including hiring investment professionals and making infrastructure investments to support investment research.
o New product names using the Thrivent brand.
o Expanded product offerings.
o Greater investment choice through access to an expanded array of money managers.

Some of these changes require shareholder approval.  Others will be implemented on shareholders' behalf by Thrivent Financial working with the Board of  Directors.

The Directors also reviewed the Board's structure and membership in light of these recommendations.  The Directors recommend that the Board consist of seven independent  Directors and one representative from Thrivent Financial, with an independent board member serving as Board chairperson. The Board believes these actions reflect emerging best practices in the mutual fund industry.

The Board of Directors unanimously recommends that you vote FOR each of the  proposals in the proxy statement.  The Boar  has determined that these proposals will benefit the mutual fund and their shareholders.

A special shareholder meeting is scheduled for February 10, 2004, to consider these proposals.  It is very important that you vote on all of these  proposals.  You may vote by telephone,  Internet or mail.  Please read this proxy  statement and cast your vote using the enclosed voting instruction form. You may attend the meeting, but you do not need to do so.

In the midst of these  exciting  changes,  your Board is committed to ensuring  that the Fund operates in a manner that is deserving of your trust. This is especially  important at a time when shareholders'  confidence in money managers and fund families is being shaken.  It is a commitment that we, as well as Thrivent Financial, take very seriously.

                                                                       Sincerely,
                                                                       JOHN O. GILBERT
                                                                       Chairman

Questions & Answers
For Shareholders of LB Series Fund, Inc.

         The Board of Directors of the LB Series Fund Inc. has provided the following questions and answers to clarify and summarize the proposals in this proxy statement. Your vote is very important. The Board unanimously supports these proposals and encourages you to read the full proxy statement and vote as soon as possible.

Q.  What changes are proposed?

A:  The Board proposes changes to:

     o The composition of the Board of Directors. In addition to the existing four independent Directors, the Board has nominated four additional nominees with outstanding credentials.

     o The articles of incorporation to change the name of the Fund to be consistent with other products from Thrivent Financial for Lutherans.

     o Modify certain Portfolio investment restrictions to standardize investment policies and practices among the Portfolios.

     o Permit the adviser, with Board approval, to hire or change subadvisers or change subadvisory agreements without shareholder approval, reducing the time delays and the need for costly shareholder meetings in the future.

Q:  Why are these changes proposed?

A:  Lutheran Brotherhood and Aid Association for Lutherans merged in January 2002 to form Thrivent Financial for Lutherans. The changes outlined in the proxy statement are part of a multi-phase plan to merge and integrate the governance and operations of the variable product funds sponsored by Thrivent Financial. The Board has approved:

    o a single investment company for each of the variable product funds sponsored by Thrivent Financial, and
    o mergers of several existing portfolios.

    At a later date, as part of the integration, shareholders of the AAL Variable Product Series Fund will be asked to approve the merger of the variable product portfolios into the LB Series Fund.

Q:  Who are the nominees for Directors?

A:  The nominees are the four current independent Directors of LB Series Fund
    (Herbert F. Eggerding, Jr., Noel K. Estenson, Jodi L. Harpstead and Connie M. Levi), three current independent Directors of
    AAL Variable Product Series Fund (F. Gregory Campbell, Richard L. Gady and Edward W. Smeds) and one representative from
    Thrivent Financial for Lutherans, Pamela J. Moret.  Ms. Moret is currently the President of the Fund and Executive Vice
    President of Thrivent Financial for Lutherans.

Q:  Why are new Directors nominated now?

A:  The timing is related to the merger and integration progress.

Q:  Why is the Board composition changing?

A:  The current Board of Directors consists of four independent Directors and one representative of Thrivent Financial for
    Lutherans. If the nominees are elected, the size of the Board will increase to eight members and seven out of eight
    Directors will be independent. The Board believes that increasing the percentage of independent Directors reflects emerging best practices in the mutual fund industry and will enhance the effective oversight of the Fund. This change will also allow the Fund to benefit from the additional expertise and experience of the current independent directors of AAL Variable
    Product Series Fund.

    The Board has conducted its business through joint meetings with the Directors of the AAL Variable Product Series Fund since
    June 2002. The board composition proposal acknowledges the substantial similarity in the investment products historically offered, the overlap in investment personnel who are responsible for these products and the improved ability to provide consistent supervision and oversight through a combined board.

Q:  Who will lead the Board of Directors?

A:  The Board recommends that an independent Director serve as the Board chair. The Board expects to select a chair from among the independent Directors in 2004 following the shareholder meeting.

Q:  Why is the name of the Fund changing?

A:  When Lutheran Brotherhood and Aid Association for Lutherans merged in January 2002, the name of the company was changed to
    Thrivent Financial for Lutherans. This proposal will update the Fund name to make it consistent with the new Thrivent
    Financial brand.

Q:  Why are the investment restrictions being changed?

A:  The proposed changes will standardize investment policies and practices among the products.

Q:  Will the proposed changes to the investment restrictions result in material changes to the strategies used by the adviser to manage the Portfolios?

A.  No. If the changes are approved, the adviser will continue to manage each Portfolio using substantially the same investment strategies as are currently used in managing each Portfolio.

Q.  Why is the Board proposing to change the lending restriction?

A:  The change to the lending restriction will permit the Portfolios, subject to obtaining SEC approval, to establish an interfund lending program. Under this program, the Portfolios would be allowed to lend and borrow cash for temporary purposes to and from each other and other mutual funds sponsored by the adviser, which should result in savings for the
    Portfolios.  The interfund lending program also would provide liquidity to the Funds to meet higher than normal redemption requests.

The following questions and answers relate to all Portfolios except Small Cap Growth Portfolio, Mid Cap Select Portfolio, All Cap
Portfolio, Investors Growth Portfolio and Growth Stock Portfolio.

Q:  Why does the Board endorse having the ability to hire or change subadvisers or subadvisory agreements without shareholder approval?

A:  The Board believes the proposal will benefit shareholders by allowing the adviser, with Board approval, to access broader money management expertise and hire or replace subadvisers without the delay and expense of a shareholder meeting.
    This is especially important in today's rapidly changing securities markets. The management of Portfolio assets can be addressed swiftly as changes may be needed. Mutual funds that operate in this structure are commonly referred to as
    "manager-of-managers" funds. The Fund has obtained an SEC order that permits the adviser to operate the Portfolios as manager-of-managers funds as long as shareholder approval is obtained and certain other information is provided to shareholders before any changes are made.  Several Portfolios already operate in manager-of-managers structure and this will conform the Portfolios.

Q:  Does the adviser intend to recommend that any of the Portfolios hire or change a subadviser?

A:  Yes. The Board expects to consider plans for an additional subadviser to manage a portion of the assets of the World Growth
    Portfolio. No other changes currently are planned.

Q:  Will I be notified of any changes to my Portfolio's subadvisory arrangements?

A:  Yes.  Within 90 days of any subadviser changes, the Portfolio will inform you of the changes.

Q:  Why are Small Cap Growth Portfolio, Mid Cap Select Portfolio, All Cap Portfolio, Investors Growth Portfolio and Growth Stock
    Portfolio shareholders not voting on this proposal?

A:  These Portfolios already operate in a manager-of managers structure.

The following questions and answers relate to all Portfolios.

Q:   Who pays the costs of the Special Shareholder Meeting and proxy solicitation?

A:   The adviser will pay all of the shareholder meeting and proxy solicitation expenses. It will not be paid for out of fund or portfolio assets.

Q:   How does the Board recommend that I vote on these proposals?

A:   The Board of Directors unanimously recommends that you vote FOR each of the proposals.

Q:   Why should I vote?

A:   Every vote is important and the Board encourages you to return your vote as soon as possible. Voting your proxy ballot now will assure that the necessary number of votes are obtained to hold the shareholder meeting as scheduled, without the time and expense required for additional proxy solicitation.

Q:   How can I vote?

A:   You may vote using one of three methods:

     o  Internet - https://vote.proxy-direct.com

     o  Telephone - Use the phone number on the enclosed voting instruction card.

     o  By mail - Date and sign the enclosed voting instruction form and return it in the enclosed postage-paid envelope.

Q:   When should I vote?

A:   Please vote as soon as possible by mail, telephone or the Internet. This will help avoid additional follow-up costs.

Q.   Who should I call if I have questions about the proposals in the proxy statement?

A.   Call 1-866-270-1532 with questions.

Q:   How can I get more information about the funds?

A:   You may order the prospectus, annual report or the Statement of Additional Information for the Funds by:

     Telephone - 1-800-THRIVENT (1-800-847-4836) and select option 1

     Mail - 4321 North Ballard Road, Appleton, Wisconsin 54919-0001

     Internet - www.thrivent.com

                       Small Cap Growth Portfolio                            Investors Growth Portfolio
                      Opportunity Growth Portfolio                             Growth Stock Portfolio
                    Mid Cap Select Growth Portfolio                                Value Portfolio
                        Mid Cap Growth Portfolio                                High Yield Portfolio
                         World Growth Portfolio                                   Income Portfolio
                           All Cap Portfolio                               Limited Maturity Bond Portfolio
                            Growth Portfolio                                   Money Market Portfolio

                                                               Series of

                                                         LB SERIES FUND, INC.
                                                        625 Fourth Avenue South
                                                     Minneapolis, Minnesota 55415
                                                         ____________________

                                                       NOTICE OF SPECIAL MEETING
                                                            OF SHAREHOLDERS
                                                    to be Held on February 10, 2004
                                                         ____________________

         A Special  Meeting of  Shareholders (the "Special Meeting") of each series of LB Series Fund, Inc. (the "Fund") listed above (collectively,  the "Portfolios") will be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South,
Minneapolis, Minnesota, on February 10, 2004, at 8:30 a.m. Central Time for the following purposes:

1. To elect Directors of the Fund.

2. To amend the Fund's Articles of Incorporation to change the name of the Fund.

3. To amend or eliminate certain investment restrictions for all Portfolios as follows:

   A. Amend the fundamental investment restriction on lending.
   B. Amend the fundamental investment restriction on concentration of assets.
   C. Amend the fundamental investment restriction on diversification.
   D. Amend the fundamental investment restriction on underwriting the securities of other issuers.
   E. Amend the fundamental investment restriction on the purchase or sale of real estate and commodities.

4. To authorize Thrivent Financial for Lutherans, upon approval of the Board of Directors, to enter into or amend subadvisory agreements  without shareholder approval.

5. To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

         The Board of Directors of the Fund has fixed the close of business on December 12, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

                                                                       By Order of the Board of Directors
                                                                       John O. Gilbert, Chairman

Minneapolis, Minnesota
January 7, 2004

---------------------------------------------------------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT

         You can help avoid the necessity and expense of sending follow-up letters by promptly returning the enclosed voting instructions.  If you are unable to be present in person, please mark, date, sign and return the enclosed voting instructions.
The enclosed envelope requires no postage if mailed in the United States.  You also may vote by telephone or the Internet
(https://vote.proxy-direct.com) by following the instructions on the enclosed proxy card.

---------------------------------------------------------------------------------------------------------------------------------

                       Small Cap Growth Portfolio                            Investors Growth Portfolio
                      Opportunity Growth Portfolio                              Growth Stock Portfolio
                    Mid Cap Select Growth Portfolio                                Value Portfolio
                        Mid Cap Growth Portfolio                                High Yield Portfolio
                         World Growth Portfolio                                   Income Portfolio
                           All Cap Portfolio                               Limited Maturity Bond Portfolio
                            Growth Portfolio                                   Money Market Portfolio

                                                                  of

                                                         LB SERIES FUND, INC.
                                                        625 Fourth Avenue South
                                                     Minneapolis, Minnesota 55414
                                                         ____________________

                                                            PROXY STATEMENT
                                                         ____________________

         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of
Directors of LB Series Fund, Inc. (the "Fund") to be used at a Special Meeting of Shareholders and any adjournments (collectively, the "Special Meeting") of each series of the Fund listed above (each, a "Portfolio," and collectively, the "Portfolios") to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on February 10, 2004,
at 8:30 a.m. Central Time. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and voting instruction form are first being mailed on or about January 7, 2004.

Proposals

         The following table identifies each proposal in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Portfolios that are being solicited to approve the proposal.

         Description of Proposal                                                                 Portfolios Affected
         -----------------------                                                                 -------------------
         1. Elect Directors                                                                         All Portfolios

         2. Amend the Fund's Articles of Incorporation to change the name of the Fund               All Portfolios

         3. Amend or eliminate certain investment policies regarding:

            A. Lending                                                                              All Portfolios
            B. Concentration                                                                        All Portfolios
            C. Diversification                                                                      All Portfolios
            D. Underwriting the securities of other issuers                                         All Portfolios
            E. Real estate and commodities                                                          All Portfolios

         4. Authorize Thrivent Financial for Lutherans ("Thrivent Financial"), upon approval of     All Portfolios except Small
            the Board of Directors, to enter into and materially amend subadvisory agreements       Cap Growth Portfolio, Mid Cap
            without shareholder approval                                                            Select Growth Portfolio, All
                                                                                                    Cap Portfolio, Investors
                                                                                                    Growth Portfolio, and Growth
                                                                                                    Stock Portfolio

Quorum and Voting

Who is entitled to vote?

         Shares of the Portfolios are currently sold, without sales charges to (a) separate accounts of Thrivent Financial and
Thrivent Life Insurance Company ("Thrivent Life") to fund benefits under variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life (the "Contracts") and (b) retirement plans sponsored by Thrivent Financial (the
"Plans").  All owners of the Contracts and the administrator of the Plans are entitled to vote.  Thrivent Financial is the investment adviser to the Portfolios and also provides certain administrative services to the Portfolios.  Thrivent Financial and
Thrivent Life will cast your votes according to your voting instructions.  Any shares of a Portfolio attributable to a Contract for which no timely voting instructions are received, and any shares of that Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account, will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions that are received with respect to all Contracts participating in the Portfolio.  If the voting instruction form is returned but no instructions are given, the shares of the Portfolio to which the form relates will be voted FOR all the proposals.

         The Board of Directors has fixed the close of business on December 12, 2003, as the record date for the Special Meeting.
The table below reflects the total number of shares of each Portfolio issued and outstanding as of the record date.

                           Portfolio                                            Number of Shares
                  ------------------------------------------                    ----------------
                  Small Cap Growth Portfolio                                      3,548,498.385
                  Opportunity Growth Portfolio                                   26,262,740.762
                  Mid Cap Select Growth Portfolio                                 3,348,545.837
                  Mid Cap Growth Portfolio                                       36,512,220.996
                  World Growth Portfolio                                         39,485,158.104
                  All Cap Portfolio                                               6,197,708.280
                  Growth Portfolio                                              180,489,800.995
                  Investors Growth Portfolio                                      4,238,692.385
                  Growth Stock Portfolio                                          6,681,330.538
                  Value Portfolio                                                22,029,000.301
                  High Yield Portfolio                                          165,118,777.794
                  Income Portfolio                                              105,072,174.722
                  Limited Maturity Bond Portfolio                                20,881,973.756
                  Money Market Portfolio                                        286,520,896.040

         Each share is entitled to one vote. A Contract owner is entitled to direct that number of votes which is equal to the number of full and fractional shares of the relevant Portfolio underlying the Contract owner's Contract.

How You Can Vote

         You may vote by mail, telephone or the Internet.  Your vote must be received by 6:00 a.m., Central Time, on February 10,
2004.  To vote by mail, date and sign the enclosed voting instruction form and return it in the enclosed postage-paid envelope.  To vote by telephone, call 1-866-235-4258.  To vote by Internet, visit https://vote.proxy-direct.com.

         The shareholders of each Portfolio will vote separately on certain matters at the Special Meeting as described below, although proxies are being solicited through use of this combined Proxy Statement.  With respect to Proposal 1 (regarding the election of Directors of the Fund) and Proposal 2 (regarding the approval of a new name for the Fund), shareholders of each
Portfolio of the Fund will vote together with each other Portfolio of the Fund.  With respect to Proposals 3A to 3E (regarding the amendment to or elimination of certain investment restrictions) and Proposal 4 (regarding authorization for Thrivent Financial to enter into and materially amend subadvisory agreements without shareholder approval), shareholders of each of the affected
Portfolios will vote separately.

         You may revoke your voting instructions at any time prior to their use by:

         o giving written notice of revocation to an officer of the Fund,
         o returning to an officer of the Fund a properly executed, later dated voting instruction form,
         o voting later by telephone or Internet, or
         o attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

         Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions.  Signed voting instructions received by the Board of Directors in time for voting that are not revoked will be voted in accordance with the instructions noted on the form.  Unless instructions to the contrary are marked on the voting instruction form, the shares represented by the form will be voted FOR all the proposals.  The voting instruction form grants discretion to the persons named thereon to take such further action as they determine appropriate in connection with any other matter that may properly come before the Special Meeting or any adjournments.  The Board of Directors does not currently know of any matter to be considered at the
Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

         For purposes of considering Proposals 1 and 2, a majority of the aggregate number of shares of the Fund entitled to vote constitutes a quorum.  For purposes of considering Proposals 3A through 3E and 4, a majority of the shares of the Portfolio entitled to vote at the Special Meeting represented in person or by proxy constitutes a quorum.

What is the voting requirement to pass each Proposal?

         A plurality of the votes cast in person or by proxy of the Special Meeting at which a quorum is present will be required for the election of Directors (Proposal 1).  Approval of Proposal 2 requires the affirmative vote of a majority of the shares cast in person or by proxy at the Special Meeting at which a quorum is present.  Approval of Proposals 3and 4 require the affirmative vote of the holders of a "majority of the outstanding voting securities," of the relevant Portfolio, as that term is defined in the
Investment Company Act of 1940, as amended ("1940 Act").  The 1940 Act defines a vote of the holders of a "majority of the outstanding voting securities" of the Portfolio to mean the lesser of (1) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Portfolio.  With respect to proposals 2,
3 and 4, abstentions have the same effect as votes cast against a proposal.

How is approval being solicited?

         The Board of Directors expects to make this solicitation primarily by mail.  However, in addition to solicitating voting instructions by mail, the officers of the Fund and members of the Board of Directors and persons affiliated with Thrivent
Financial, the Fund's investment adviser, may solicit voting instructions personally or by telephone or other electronic means.
The Fund may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions.  All of the costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by Thrivent Financial.

Additional Information about the Portfolios

         The financial statements of each Portfolio for the year ended December 31, 2002, are included in the Fund's annual report for the year ended December 31, 2002, which has been previously sent to Contract owners and the administrator of the Plans.  The financial statements of each Portfolio for the six months ended June 30, 2003 are included in the Fund's semiannual report for the six months ended June 30, 2003, which has been previously sent to Contract owners and the administrator of the Plans.  The Fund will provide you with a copy of either report without charge.  You may obtain a copy of these reports by writing to LB Series Fund,
Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by calling toll-free 1-800-847-4836.

         As of December 1, 2003, the following persons or entities were the beneficial and/or record owners of 5% or more of the shares of the indicated Portfolio:

-------------------------- --------------------------- --------------------------------- -----------------------------------------
                           Small Cap Growth Portfolio        Opportunity Growth Portfolio      Mid Cap Select Growth Portfolio
-------------------------- --------------------------- --------------------------------- -----------------------------------------
-------------------------- -------------------- ------ -------------------- ------------ -------------------- --------------------
                           Number         % of         Number               % of         Number               % of
Shareholder                Of Shares      Outstanding  of Shares            Outstanding  of Shares            Outstanding
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Life              900,355.42     26.0%        7,997,927.35          29.4         983,071.31           27.3%
Insurance Company -
LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Life                   N/A          N/A       1,154,365.26           4.2%             N/A                 N/A
Insurance Company -
LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Life                   N/A          N/A            N/A                N/A             N/A                 N/A
Insurance Company -
LBVIP Variable Insurance
Account II
625 Fourth Avenue South
Minneapolis, MN  55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Financial         921,868.55     26.7%          677,542.54           2.5%        811,739.75           22.5%
for Lutherans - Thrivent
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Financial          13,009.16      0.4%            8,429.09           0.0%         14,459.70            0.4%
for Lutherans - Thrivent
Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Financial         183,463.18      5.3%          147,594.87           0.5%        268,154.55            7.4%
for Lutherans - AAL
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Financial           7,811.65      0.2%           16,916.59           0.1%         12,263.66            0.3%
for Lutherans - AAL
AAL Variable Annuity
Account II
625 Fourth Avenue South
Minneapolis, MN 55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Financial       1,430,098.81     41.4%       14,582,795.26          53.5%      1,516,930.65           42.1%
for Lutherans - LB
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Financial              N/A          N/A       1,700,431.06           6.2%             N/A                 N/A
for Lutherans - LB
Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
AAL Variable Product Series     N/A          N/A             N/A               N/A             N/A                 N/A
Fund, Inc.-
625 Fourth Avenue South
Minneapolis, MN 55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
Thrivent Financial              N/A          N/A         950,763.64           3.5%             N/A                 N/A
401(k) Plan
625 Fourth Avenue South
Minneapolis, MN 55415
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------
-------------------------- -------------- ------------ -------------------- ------------ -------------------- --------------------

--------------------------- --------------------------------- --------------------------------- ------------------------------------
                            Mid Cap Growth Portfolio          World Growth Portfolio            All Cap Portfolio
--------------------------- --------------------------------- --------------------------------- ------------------------------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
                            Number               % of         Number               % of         Number               % of
Shareholder                 of Shares            Outstanding  of Shares            Outstanding  of Shares            Outstanding
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     10,332,384.81        28.4%        11,716,216.97        29.7%        1,717,851.57         27.9%
Company - LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     943,768.83           2.6%         1,109,469.86         2.8%         N/A                  N/A
Company - LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415

--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     N/A                  N/A          N/A                  N/A          N/A                  N/A
Company - LBVIP Variable
Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415

--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      2,029,399.80         5.6%         2,342,248.11         5.9%         1,242,818.50         20.2%
Lutherans - Thrivent
Variable Annuity
Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      19,597.55            0.1%         14,276.40            0.0%         6,170.05             0.1%
Lutherans - Thrivent
Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      269,777.26           0.7%         144,182.71           0.4%         254,017.81           4.1%
Lutherans - AAL Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      27,834.04            0.1%         14,288.00            0.0%         18,605.71            0.3%
Lutherans - AAL Variable
Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      20,438,646.15        56.1%        21,636,558.19        54.9%        2,926,125.63         47.5%
Lutherans - LB Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      1,440,536.79         4.0%         1,670,884.12         4.2%         N/A                  N/A
Lutherans - LB Variable
Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
AAL Variable Product Series N/A                  N/A          N/A                  N/A          N/A                  N/A
Fund, Inc.
625 Fourth Avenue South
Minneapolis, MN 55415

--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial 401(k)   901,205.06           2.5%         779,920.27           2.0%         N/A                  N/A
Plan
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------

--------------------------- --------------------------------- --------------------------------- ------------------------------------
                            Growth Portfolio                  Investors Growth Portfolio        Growth Stock Portfolio
--------------------------- --------------------------------- --------------------------------- ------------------------------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
                            Number               % of         Number               % of         Number               % of
Shareholder                 of Shares            Outstanding  of Shares            Outstanding  of Shares            Outstanding
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     76,514,649.84        42.3%        1,271,146.82         30.4%        1,794,636.02         27.3%
Company - LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     7,629,903.46         4.2%         N/A                  N/A          N/A                  N/A
Company - LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     80,488.06            0.0%         N/A                  N/A          N/A                  N/A
Company - LBVIP Variable
Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      3,418,082.10         1.9%         1,003,381.78         24.0%        1,583,803.85         24.1%
Lutherans - Thrivent
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      96,615.18            0.1%         6,233.53             0.1%         7,463.20             0.1%
Lutherans - Thrivent
Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      706,150.77           0.4%         142,437.80           3.4%         358,712.76           5.5%
Lutherans - AAL Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      59,436.14            0.0%         3,057.67             0.1%         8,435.43             0.1%
Lutherans - AAL Variable
Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      76,902,795.49        42.5%        1,749,551.91         41.9%        2,812,255.01         42.8%
Lutherans - LB Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      5,919,122.27         3.3%         N/A                  N/A          N/A                  N/A
Lutherans - LB Variable
Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
AAL Variable Product        N/A                  N/A          N/A                  N/A          N/A                  N/A
Series Fund, Inc.
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial 401(k)   9,625,849.91         5.3%         N/A                  N/A          N/A                  N/A
Plan
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------

--------------------------- --------------------------------- --------------------------------- ------------------------------------
                            Value Portfolio                   High Yield Portfolio              Income Portfolio
--------------------------- --------------------------------- --------------------------------- ------------------------------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
                            Number               % of         Number               % of         Number               % of
Shareholder                 of Shares            Outstanding  of Shares            Outstanding  of Shares            Outstanding
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     5,781,518.99         26.6%        70,614,863.76        42.8%        47,677,041.72        45.2%
Company - LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     N/A                  N/A          5,413,294.04         3.3%         2,246,849.40         2.1%
Company - LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Life Insurance     N/A                  N/A          65,101.03            0.0%         29,502.64            0.0%
Company - LBVIP Variable
Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      5,270,413.48         24.2%        4,825,797.38         2.9%         3,945,937.98         3.7%
Lutherans - Thrivent
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      87,157.37            0.4%         33,302.86            0.0%         25,622.71            0.0%
Lutherans - Thrivent
Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      2,481,596.81         11.4%        532,261.86           0.3%         687,396.87           0.7%
Lutherans - AAL Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      96,798.13            0.4%         103,231.72           0.1%         70,417.57            0.1%
Lutherans - AAL Variable
Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      8,053,224.24         37.0%        77,302,571.10        46.8%        48,351,355.31        45.9%
Lutherans - LB Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial for      N/A                  N/A          5,048,825.40         3.1%         1,990,857.64         1.9%
Lutherans - LB Variable
Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
AAL Variable Product        N/A                  N/A          N/A                  N/A          N/A                  N/A
Series Fund, Inc.
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------
Thrivent Financial 401(k)   N/A                  N/A          1,079,260.66         0.7%         409,335.36           0.4%
Plan
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------- -------------------- ------------ -------------------- ------------ -------------------- ---------------

---------------------------------- ----------------------------------------- -----------------------------------------
                                   Limited Maturity Bond Portfolio           Money Market Portfolio
---------------------------------- ----------------------------------------- -----------------------------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
                                   Number               % of                 Number               % of
Shareholder                        of Shares            Outstanding          of Shares            Outstanding
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Life Insurance Company    5,391,728.95         26.0%                61,990,309.87        21.3%
- LBVIP Variable Annuity
Account I
625 Fourth Avenue South
Minneapolis, MN  55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Life Insurance Company    N/A                  N/A                  5,741,533.78         2.0%
- LBVIP Variable Insurance
Account
625 Fourth Avenue South
Minneapolis, MN  55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Life Insurance Company    N/A                  N/A                  25,286.40            0.0%
- LBVIP Variable Insurance
Account II
625 Fourth Avenue South
Minneapolis, MN  55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Financial for Lutherans   5,675,549.23         27.4%                20,133,557.70        6.9%
- Thrivent Variable Annuity
Account I
625 Fourth Avenue South
Minneapolis, MN 55415

---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Financial for Lutherans   27,874.75            0.1%                 775,226.44           0.3%
- Thrivent Variable Life
Account I
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Financial for Lutherans   1,365,056.86         6.6%                 30,428,598.38        10.5%
- AAL Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Financial for Lutherans   51,198.17            0.2%                 1,245,016.77         0.4%
- AAL Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Financial for Lutherans   7,958,821.73         38.4%                108,988,689.06       37.5%
- LB Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Financial for Lutherans   N/A                  N/A                  5,477,490.84         1.9%
- LB Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
AAL Variable Product Series        N/A                  N/A                  55,755,732.83        19.2%
Fund, Inc. -
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------- -------------------- -------------------- -------------------- --------------------
---------------------------------- -------------------- -------------------- -------------------- --------------------
Thrivent Financial 401(k) Plan -   255,636.25           1.2%                 N/A                  N/A
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------- -------------------- -------------------- -------------------- --------------------

                                                              PROPOSAL 1

                                                         Election of Directors

Nominees/Directors

         The purpose of this proposal is to elect the Board of Directors of the Fund.  The nominees named below include the four current independent Directors of the Fund (Herbert F. Eggerding, Jr., Noel K. Estenson, Jodi L. Harpstead and Connie M. Levi).  The
nominees also include three individuals that are current independent directors and trustees of The AAL Mutual Funds and AAL
Variable Product Series Fund, Inc. (F. Gregory Campbell, Richard L. Gady and Edward W. Smeds) and one representative from Thrivent
Financial, Pamela J. Moret.  Ms. Moret is currently the President of the Fund and Executive Vice President of Thrivent Financial.
(The term "independent" director refers to an individual that is not an "interested person" of the Fund or Thrivent Financial.  A director is an interested person if, among other things, the individual is employed by Thrivent Financial.)

         At a meeting held on October 7, 2003, the Governance Committee recommended and nominated the current independent Directors of the Fund as well as Messrs. Campbell, Gady and Smeds as Directors of the Fund.  At a meeting held on November 11, 2003, the
Governance Committee also approved the nomination of Ms. Moret who had been recommended by Mr. Gilbert, Chairman of the Fund and
Chairman of Thrivent Financial.  Messrs. Eggerding and Estenson and Mses. Harpstead and Levi have been previously elected by shareholders.  Messrs. Campbell, Gady, and Smeds and Ms. Moret are being nominated for the first time to serve as Directors of the
Fund.

Reasons for the Proposal

         Since the merger of Lutheran Brotherhood and Aid Association for Lutherans to form Thrivent Financial for Lutherans in
January 2002, the Board of Directors of the Fund has evaluated several alternatives for the ongoing governance of the Fund.  The
Board of Directors has met jointly with the board of directors of the other variable product funds and retail mutual funds sponsored by Thrivent Financial since June 2002. The Board of Directors met four times during its most recent fiscal year.

         Currently, the Board of Directors consists of four independent Directors and one representative of Thrivent Financial. If shareholders elect the nominees, seven out of eight directors will be independent.  The Board of Directors believes that this increase in the percentage of independent directors reflects emerging best practices in the mutual fund industry and will enhance oversight of the Fund.  The Fund would also benefit from the expertise and experience of the current independent Directors of AAL
Variable Product Series Fund, Inc. The Board has recommended that an independent Director serve as chair of the Board of Directors.
The independent Directors expect to select the chair in February 2004.

         The timing of the proposal is related to a multi-phase initiative to consolidate the governance and operations of the variable product funds sponsored by Thrivent Financial.  This effort includes the use of a single investment company for each of the variable product funds offered by Thrivent Financial.  In connection with this effort, the Board of Directors has also approved mergers of several existing variable product funds, including the merger of the Opportunity Growth Portfolio into the Mid Cap
Growth Portfolio.  If the Fund obtains the necessary shareholder approval for these proposals, the retail and variable product funds offered by Thrivent Financial will have the same board composition.  In approving the proposal, the Directors took into account the substantial similarity in the investment products historically offered, the overlap in investment personnel who are responsible for these products and the greater ability to provide consistent supervision and oversight through a unified Board.

         All shares represented by valid voting instruction forms will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld.  The nominees named have agreed to serve as Directors if elected.  If for any reason any of the nominees should not be available for election as contemplated, the proxies named in the voting instruction form may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board of Directors, subject to the applicable provisions of the 1940 Act.  This election will help assure continued compliance with 1940
Act provisions regarding the election of Directors.  Background information on all of the nominees is provided in the following table.

                                                         Interested Directors/1/
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                                                Number of
                                                                                Portfolios in
                                                                                Fund Complex        Other
                                                             Principal          Overseen by         Directorships
                                         Term of Office      Occupation(s)      Director or         Held by Director
Name, Address, and    Position(s) Held   and Length of       During Past 5      Nominee for         or Nominee for
Age                   With Fund          Time Served/2/      Years              Director /4/        Director
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Pamela J. Moret       President and      President since     Executive Vice     Ms. Moret is not    Lutheran World
625 Fourth Avenue     Nominee for        2002                President,         currently serving   Relief;
South                 Director                               Marketing and      as a Trustee or     Minnesota Public
Minneapolis, MN                                              Products,          Director.  Upon     Radio
Age 47                                                       Thrivent           election, she
                                                             Financial for      will oversee 14
                                                             Lutherans since    of the LB Series
                                                             2002; Senior       Fund, Inc.  She
                                                             Vice President,    is also a
                                                             Products,          candidate for
                                                             American Express   election as a
                                                             Financial          Trustee of The
                                                             Advisors from      AAL Mutual Funds
                                                             2001 to 2002;      and, upon
                                                             Vice President,    election, will
                                                             Variable Assets,   oversee 20 of The
                                                             American Express   AAL Mutual Funds.
                                                             Financial
                                                             Advisors from
                                                             1996 to 2000
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

                                                        Independent Directors/3/
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                                                Number of
                                                                                Portfolios in       Other
                                                                                Fund Complex        Directorships
                                                             Principal          Overseen by         Held by Director
                                         Term of Office      Occupation(s)      Director or         or Nominee for
Name, Address, and    Position(s) Held   and Length of       During Past 5      Nominee for         Director
Age                   With Fund          Time Served /2/     Years              Director/4/
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Herbert F.            Director           Director since      Management         14 of the LB        None
Eggerding, Jr.                           1990                consultant to      Series Fund,
625 Fourth Avenue                                            several            Inc.,  20 of The
South                                                        privately owned    AAL Mutual Funds,
Minneapolis, MN                                              companies          14 of the AAL
Age 66                                                                          Variable Product
                                                                                Series Fund,
                                                                                Inc., 11 of The
                                                                                Lutheran
                                                                                Brotherhood
                                                                                Family of Funds
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Noel K. Estenson      Director           Director since      Retired;           14 of the LB        None
625 Fourth Avenue                        1997                previously         Series Fund,
South                                                        President and      Inc.,  11 of The
Minneapolis, MN                                              Chief Executive    Lutheran
Age 64                                                       Officer,           Brotherhood
                                                             CenexHarvestStates Family of Funds;
                                                             (farm supply and   he is also a
                                                             marketing and      candidate for
                                                             food business)     election as a
                                                                                Trustee of The
                                                                                AAL Mutual Funds
                                                                                and, upon
                                                                                election, will
                                                                                oversee 20 of The
                                                                                AAL Mutual Funds
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Jodi L. Harpstead     Director           Director since      Vice President &   14 of the LB        Director, Delta
625 Fourth Avenue                        1998                General Manager,   Series Fund, 11     Dental Plan of
South                                                        Cardiac Surgery    of The Lutheran     Minnesota
Minneapolis, MN                                              Technologies for   Brotherhood
Age 46                                                       Medtronic, Inc.    Family of Funds;
                                                             (medical           she is also a
                                                             products and       candidate for
                                                             technologies       election as a
                                                             business) since    Trustee of The
                                                             2002; President    AAL Mutual Funds
                                                             Global Marketing   and, upon
                                                             and U.S. Sales,    election, will
                                                             Cardiac Rhythm     oversee 20 of The
                                                             Management for     AAL Mutual Funds
                                                             Medtronic, Inc.
                                                             from 2001 to
                                                             2002; Vice
                                                             President, U.S.
                                                             Pacing Sales for
                                                             Medtronic, Inc.
                                                             from 1996 to 2001
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Connie M. Levi        Director           Director since      Retired;           14 of the LB        Director,
625 Fourth Avenue                        1993                previously         Series Fund,        Norstan, Inc.
South                                                        President of the   Inc., 11 of The
Minneapolis, MN                                              Greater            Lutheran
Age 64                                                       Minneapolis        Brotherhood
                                                             Chamber of         Family of Funds;
                                                             Commerce           she is also a
                                                                                candidate for
                                                                                election as a
                                                                                Trustee of The
                                                                                AAL Mutual Funds
                                                                                and, upon
                                                                                election, will
                                                                                oversee 20 of The
                                                                                AAL Mutual Funds
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

F. Gregory Campbell   Nominee for        Nominee for         President,         20 of The AAL       ELCA University
625 Fourth Avenue     Director           Director            Carthage           Mutual Funds, 14    and College
South                                                        College            of the AAL          Employees'
Minneapolis, MN                                                                 Variable Product    Health Benefit
Age 63                                                                          Series Fund,        Board; ELCA Risk
                                                                                Inc.; upon          Management
                                                                                election, 14 of     Board; Director,
                                                                                the LB Series       Johnson Family
                                                                                Fund, Inc.          Funds, Inc., an
                                                                                                    investment
                                                                                                    company
                                                                                                    consisting of
                                                                                                    four portfolios;
                                                                                                    Kenosha Hospital
                                                                                                    and Medical
                                                                                                    Center Board;
                                                                                                    Prairie School
                                                                                                    Board; United
                                                                                                    Health Systems
                                                                                                    Board
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Richard L. Gady       Nominee for        Nominee for         Retired;           20 of The AAL       International
625 Fourth Avenue     Director           Director            previously Vice    Mutual Funds, 14    Agricultural
South                                                        President,         of the AAL          Marketing
Minneapolis, MN                                              Public Affairs     Variable Product    Association Board
Age 60                                                       and Chief          Series Fund,
                                                             Economist,         Inc.; upon
                                                             Conagra, Inc.      election, 14 of
                                                             (agribusiness)     the LB Series
                                                                                Fund, Inc.
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Edward W. Smeds       Nominee for        Nominee for         Retired;           20 of The AAL       Chairman of
625 Fourth Avenue     Director           Director            previously         Mutual Funds, 14    Carthage College
South                                                        President of       of the AAL          Board
Minneapolis, MN                                              Customer Service   Variable Product
Age 67                                                       and Operations,    Series Fund,
                                                             Kraft Foods        Inc.; upon
                                                                                election, 14 of
                                                                                the LB Series
                                                                                Fund, Inc.
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

                                                          Executive Officers
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Position(s) Held With Fund   Term of Office and Length    Principal Occupation(s)
Name, Address, and Age          Position(s) Held With Fund   of Time Served /2/           During Past 5 Years
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Pamela J. Moret                 President                    President since 2002         Executive Vice President,
625 Fourth Avenue South                                                                   Marketing and Products,
Minneapolis, MN                                                                           Thrivent Financial for
Age 47                                                                                    Lutherans since 2002;
                                                                                          Senior Vice President,
                                                                                          Products, American Express
                                                                                          Financial Advisors from
                                                                                          2001 to 2002; Vice
                                                                                          President, Variable
                                                                                          Assets, American Express
                                                                                          Financial Advisors from
                                                                                          1996 to 2000
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Charles D. Gariboldi            Treasurer                    Treasurer since 2002         Vice President of
625 Fourth Avenue South                                                                   Investment Accounting,
Minneapolis,                                                                              Thrivent Financial for
MN                                                                                        Lutherans since 2002; Vice
Age 43                                                                                    President of Investment
                                                                                          Accounting, Aid
                                                                                          Association for Lutherans
                                                                                          from 1999 to 2001;
                                                                                          Treasurer, The AAL Mutual
                                                                                          Funds since  1997
------------------------------- ---------------------------- ---------------------------- ----------------------------
/1/ "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent
    Financial.  Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial, the adviser and an affiliate of the Fund.

/2/ Each Director serves an indefinite term until his or her successor is duly elected and qualified.  The bylaws of the Fund provide that each Director must retire at the end of the year in which the Director attains age 70.  Officers serve at the discretion of the board until their successors are duly appointed and qualified.

/3/ The Directors and Nominees other than Ms. Moret are not "interested persons" of the Fund and are referred to as "Independent
    Directors."

/4/ The "Fund Complex" includes the 11 series of The Lutheran Brotherhood Family of Funds, the 20 series of The AAL Mutual Funds, the 14 series of AAL Variable Product Series Fund, Inc., and the 14 series of LB Series Fund, Inc.

Committees of the Board of Directors

         The Independent Directors serve as members of each Committee.

--------------------- -------------------------------------- ------------------------------------------ --------------
                                                                                                        Meetings
                                                                                                        Held During
                                                                                                        Last Fiscal
Committee             Members                                Function                                   Year
--------------------- -------------------------------------- ------------------------------------------ --------------
--------------------- -------------------------------------- ------------------------------------------ --------------

Audit                 Herbert F. Eggerding, Jr.              The 1940 Act requires that a fund's               4
                      Noel K. Estenson                       independent auditors be selected by a
                      Jodi L. Harpstead                      majority of those Directors who are not
                      Connie M. Levi                         "interested persons" (as defined in the
                                                             1940 Act) of the Fund.  The Audit
                                                             Committee is responsible for approving
                                                             the engagement or retention of the
                                                             Fund's independent accountants,
                                                             reviewing with the independent
                                                             accountants the plan and the results of
                                                             the auditing engagement, approving
                                                             professional services provided by the
                                                             independent accountants prior to the
                                                             performance of such services, approving
                                                             audit and non-audit fees, reviewing the
                                                             independence of the independent
                                                             accountants, and reviewing the system of
                                                             internal accounting control.
--------------------- -------------------------------------- ------------------------------------------ --------------
--------------------- -------------------------------------- ------------------------------------------ --------------

Contracts             Herbert F. Eggerding, Jr.              The Contracts Committee assists the               3
                      Noel K. Estenson                       Board of Directors in fulfilling its
                      Jodi L. Harpstead                      duty to review and approve contracts
                      Connie M. Levi                         between the Fund and other entities,
                                                             including entering into new contracts
                                                             and renewing existing contracts.  The
                                                             Contracts Committee considers investment
                                                             advisory, distribution, transfer agency,
                                                             administrative service and custodial
                                                             contracts, and other contracts the Board
                                                             of Directors deems necessary or
                                                             appropriate for the continued operations
                                                             of each Fund.
--------------------- -------------------------------------- ------------------------------------------ --------------

Governance            Herbert F. Eggerding, Jr.,             The Governance Committee assists the              4
                      Noel K. Estenson                       Board of Directors in fulfilling its
                      Jodi L. Harpstead                      duties to govern the Fund, including
                      Connie M. Levi                         recommendations regarding evaluation of
                                                             the Board of Directors, compensation of
                                                             the Directors, composition of the
                                                             committees and the Board's membership.
                                                             The Governance Committee makes
                                                             recommendations regarding nominations
                                                             for Directors, and will consider
                                                             nominees suggested by shareholders sent
                                                             to the attention of the Secretary of the
                                                             Fund.  In identifying and evaluating
                                                             nominees for Directors, the Governance
                                                             Committee may consider one or more of
                                                             the following criteria with respect to a
                                                             candidate for nomination:  connections
                                                             to the Lutheran community; experience on
                                                             other boards; occupation; business
                                                             experience; education; knowledge
                                                             regarding investment matters; special
                                                             skill sets relative to other Directors
                                                             and needs of the Board, including
                                                             diversity; personal integrity and
                                                             reputation, including the Board's belief
                                                             that the individual will not use the
                                                             position for personal benefit; time
                                                             availability to attend and prepare for
                                                             Committee and Board meetings.The
                                                             Governance Committee does not have
                                                             different criteria for evaluating
                                                             candidates nominated by shareholders. A
                                                             copy of the Governance Committee Charter
                                                             is attached as Appendix A.
--------------------- -------------------------------------- ------------------------------------------ --------------

Beneficial Interest in the Fund by Directors

         The following tables provide information as of December 5, 2003, regarding the dollar range of beneficial ownership by each Director or Nominee in each series of the Fund.  In addition, the amount shown in the last column reflects the aggregate amount of each Director's beneficial ownership in all registered investment companies within the Fund Complex which are overseen by the Director.

Interested Directors
----------------------------------- --------------------------------------------------- ------------------------------
                                                                                          Aggregate Dollar Range of
                                                                                         Beneficial Ownership in All
                                                                                            Registered Investment
                                    Dollar Range of Beneficial Ownership in Each          Companies Overseen by the
Name of Director                    Series of the Fund                                  Director in the Fund Complex
----------------------------------- --------------------------------------------------- ------------------------------
----------------------------------- --------------------------------------------------- ------------------------------

Pamela J. Moret                     Small Cap Growth Portfolio             $1-$10,000    Over $100,000 in Fund Complex
                                    Opportunity Growth Portfolio              None
                                    Mid Cap Select Growth                     None
                                    Mid Cap Growth Portfolio                  None
                                    World Growth Portfolio                    None
                                    All Cap Portfolio                         None
                                    Growth Portfolio                          None
                                    Investors Growth Portfolio                None
                                    Growth Stock Portfolio                    None
                                    Value Portfolio                           None
                                    High Yield Portfolio                      None
                                    Income Portfolio                       $1-$10,000
                                    Limited Maturity Bond Portfolio           None
                                    Money Market Portfolio                 $1-$10,000
----------------------------------- --------------------------------------------------- ------------------------------

Independent Directors
----------------------------------- --------------------------------------------------- ------------------------------
                                                                                          Aggregate Dollar Range of
                                                                                         Beneficial Ownership in All
                                                                                            Registered Investment
                                    Dollar Range of Beneficial Ownership in each          Companies Overseen by the
Name of Director                    Series of the Fund                                  Director in the Fund Complex
----------------------------------- --------------------------------------------------- ------------------------------
----------------------------------- --------------------------------------------------- ------------------------------

F. Gregory Campbell                 Small Cap Growth Portfolio                None       Over $100,000 in Fund Complex
                                    Opportunity Growth Portfolio              None
                                    Mid Cap Select Growth Portfolio           None
                                    Mid Cap Growth Portfolio                  None
                                    World Growth Portfolio                    None
                                    All Cap Portfolio                         None
                                    Growth Portfolio                          None
                                    Investors Growth Portfolio                None
                                    Growth Stock Portfolio                    None
                                    Value Portfolio                           None
                                    High Yield Portfolio                      None
                                    Income Portfolio                          None
                                    Limited Maturity Bond Portfolio           None
                                    Money Market Portfolio                    None

----------------------------------- --------------------------------------------------- ------------------------------

Herbert F. Eggerding, Jr.           Small Cap Growth Portfolio                None       Over $100,000 in Fund Complex                                  Portfolio                                     None
                                    Opportunity Growth Portfolio              None
                                    Mid Cap Select Growth Portfolio           None
                                    Mid Cap Growth Portfolio            $10,001-$50,000
                                    World Growth Portfolio                    None
                                    All Cap Portfolio                         None
                                    Growth Portfolio                    $10,001-$50,000
                                    Investors Growth Portfolio                None
                                    Growth Stock Portfolio                    None
                                    Value Portfolio                           None
                                    High Yield Portfolio                $10,001-$50,000
                                    Income Portfolio                          None
                                    Limited Maturity Bond Portfolio           None
                                    Money Market Portfolio                    None

----------------------------------- --------------------------------------------------- ------------------------------

Noel K. Estenson                    Small Cap Growth Portfolio                None       Over $100,000 in Fund Complex
                                    Opportunity Growth Portfolio              None
                                    Mid Cap Select Growth Portfolio           None
                                    Mid Cap Growth Portfolio                  None
                                    World Growth Portfolio                    None
                                    All Cap Portfolio                         None
                                    Growth Portfolio                     Over $100,000
                                    Investors Growth Portfolio                None
                                    Growth Stock Portfolio                    None
                                    Value Portfolio                           None
                                    High Yield Portfolio                      None
                                    Income Portfolio                          None
                                    Limited Maturity Bond Portfolio           None
                                    Money Market Portfolio                    None

----------------------------------- --------------------------------------------------- ------------------------------

Richard L. Gady                     Small Cap Growth Portfolio                None       Over $100,000 in Fund Complex
                                    Opportunity Growth Portfolio              None
                                    Mid Cap Select Growth Portfolio           None
                                    Mid Cap Growth Portfolio                  None
                                    World Growth Portfolio                    None
                                    All Cap Portfolio                         None
                                    Growth Portfolio                          None
                                    Investors Growth Portfolio                None
                                    Growth Stock Portfolio                    None
                                    Value Portfolio                           None
                                    High Yield Portfolio                      None
                                    Income Portfolio                          None
                                    Limited Maturity Bond Portfolio           None
                                    Money Market Portfolio                    None

----------------------------------- --------------------------------------------------- ------------------------------

Jodi L. Harpstead                   Small Cap Growth Portfolio                None       Over $100,000 in Fund Complex
                                    Opportunity Growth Portfolio              None
                                    Mid Cap Select Growth Portfolio           None
                                    Mid Cap Growth Portfolio                  None
                                    World Growth Portfolio                    None
                                    All Cap Portfolio                         None
                                    Growth Portfolio                          None
                                    Investors Growth Portfolio                None
                                    Growth Stock Portfolio                    None
                                    Value Portfolio                           None
                                    High Yield Portfolio                      None
                                    Income Portfolio                          None
                                    Limited Maturity Bond Portfolio           None
                                    Money Market Portfolio                    None

----------------------------------- --------------------------------------------------- ------------------------------

Connie Levi                         Small Cap Growth Portfolio                None       $50,001-$100,000 in Fund
                                    Opportunity Growth Portfolio              None                Complex
                                    Mid Cap Select Growth Portfolio           None
                                    Mid Cap Growth Portfolio                  None
                                    World Growth Portfolio                    None
                                    All Cap Portfolio                         None
                                    Growth Portfolio                  $50,001-$100,000
                                    Investors Growth Portfolio                None
                                    Growth Stock Portfolio                    None
                                    Value Portfolio                           None
                                    High Yield Portfolio                      None
                                    Income Portfolio                          None
                                    Limited Maturity Bond Portfolio           None
                                    Money Market Portfolio                    None

----------------------------------- --------------------------------------------------- ------------------------------

Edward W. Smeds                     Small Cap Growth Portfolio                None       Over $100,000 in Fund Complex
                                    Opportunity Growth Portfolio              None
                                    Mid Cap Select Growth Portfolio           None
                                    Mid Cap Growth Portfolio                  None
                                    World Growth Portfolio                    None
                                    All Cap Portfolio                         None
                                    Growth Portfolio                          None
                                    Investors Growth Portfolio                None
                                    Growth Stock Portfolio                    None
                                    Value Portfolio                           None
                                    High Yield Portfolio                      None
                                    Income Portfolio                          None
                                    Limited Maturity Bond Portfolio           None
                                    Money Market Portfolio                    None

----------------------------------- --------------------------------------------------- ------------------------------

         Thrivent Financial is a non-stock corporation.  No Directors or officers of the Fund have any legal ownership interest in
Thrivent Financial or its affiliates or any subadvisers.

Compensation of Directors

         The following table shows the compensation paid to the Directors of the Fund for the year ended December 31, 2003:

----------------------------------- ---------------------- -------------------
                                                                 Total
                                                           Compensation from
                                                             Fund and Fund
                                                            Complex Paid to
                                                               Directors
                                          Aggregate            (Includes
                                      Compensation from         Deferred
Name                                        Fund             Compensation)
----------------------------------- ---------------------- -------------------
Interested Directors:
----------------------------------- ---------------------- -------------------
John O. Gilbert                              $0                    $0
----------------------------------- ---------------------- -------------------

Independent Directors:
----------------------------------- ---------------------- -------------------

Herbert F. Eggerding                       $29,642              $50,875
----------------------------------- ---------------------- -------------------

Noel K. Estenson                           $28,195              $48,375/1/
----------------------------------- ---------------------- -------------------

Jodi L. Harpstead                          $27,495              $47,125
----------------------------------- ---------------------- -------------------

Connie M. Levi                             $28,195              $48,375
----------------------------------- ---------------------- -------------------

/1/  The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they may otherwise be entitled to receive from the Fund.  Compensation deferred is invested into The Lutheran Brotherhood Family of Funds, the allocation of which is determined by the individual
Director.  As of November 14, 2003 the total amount of deferred compensation payable to Mr. Estenson was $38,414 for the portion of the compensation which he has elected to defer.

Shareholder Communications

         The Fund's bylaws do not require annual meetings.  Shareholders may contact the Board of Directors or any specified individual Director by sending a letter to:

Board of Directors
LB Series Fund, Inc.
625 Fourth Avenue South
Minneapolis, Minnesota  55415

Independent Accountants

         The Fund has retained PricewaterhouseCoopers LLP ("PwC") as the Fund's independent public accountants for the fiscal year ending December 31, 2003.  Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available by telephone should the need for consultation arise.  Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they desire to do so.

Audit Fees

         The Fund estimates that the aggregate fees billed by PwC for each of the last two fiscal years for professional services rendered in connection with (i) the audit of the annual financial statements set forth in the Fund's Annual Report  and (ii) the review of the Fund's Semiannual Report were approximately $167,000 for the year ended December 31, 2002, and $159,000 for the year ended December 31, 2003.

Tax Fees

         For the fiscal years ended December 31, 2002 and 2003, the Fund paid PwC approximately $22,200 and $50,000, respectively, for tax compliance, tax advice, and tax planning services.

All Other Fees

         For the fiscal years ended December 31, 2002 and 2003, the Fund paid PwC no other fees.  Thrivent Financial and its affiliates paid PwC $73,717 in 2002 for AIMR compliance and training services and no additional fees in 2003..

         The Fund's Audit Committee has considered the non-audit services provided to the Fund and Thrivent Financial and its affiliates as described above and determined that these services do no compromise PwC's independence.

Required Vote

         A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is required for the election of each Director.  Shareholders of all Portfolios will vote together as a single class on Proposal 1.

Recommended Shareholder Action

         The Board of Directors, including the Independent Directors, unanimously recommends that shareholders vote FOR all candidates in Proposal 1.  If Proposal 1 is not adopted, the Board of Directors will continue to consist of the existing Directors of the Funds.

                                                              PROPOSAL 2

                                        Amendment of the Articles of Incorporation of the Fund
                                                    to Change the Name of the Fund

         Under this proposal, the name of the Fund would be changed from LB Series Fund Inc. to Thrivent Series Fund, Inc.  When
Lutheran Brotherhood merged with Aid Association for Lutherans, the name of the organization became Thrivent Financial for
Lutherans.  The Directors have determined that the proposed name will make it clearer that the Fund serves as the investment vehicle for variable contracts issued by Thrivent Financial and Thrivent Life.  Under Minnesota law, shareholders of the corporation must approve an amendment to the Fund's Articles of Incorporation to change the Fund's name.  If shareholders approve the proposed amendment, the Fund's Directors and officers intend to complete all steps necessary to amend the Articles of
Incorporation of the Fund to change the name of the Fund to the proposed name.

Required Vote

         Approval of Proposal 2 requires the affirmative vote of a majority of the shares cast in person or by proxy at the Special
Meeting at which a quorum is present.  Shareholders of all Portfolios will vote together as a single class on Proposal 2.  If
Proposal 2 is not approved, the name of the Fund will remain unchanged.

Recommended Shareholder Action

         The Board of Directors, including the Independent Directors, unanimously recommends that shareholders vote FOR Proposal 2.

                                                              PROPOSAL 3

                                               To Amend Certain Investment Restrictions

         The Board of Directors has proposed that shareholders approve the amendment of five fundamental investment restrictions of the Portfolios.  The proposed changes are based on recommendations of Thrivent Financial that were reviewed and approved by the
Board of Directors, subject to shareholder approval, at a meeting held on November 11-12, 2003.

         Under the 1940 Act, a registered investment company is required to recite its policy with respect to certain investment activities.  Under the 1940 Act, an investment policy that is classified as "fundamental" may not be changed without the approval of a fund's shareholders. The Board of Directors believes that approval of these proposals will standardize the investment restrictions, promote operational efficiencies and enhance the effective monitoring of compliance with such investment restrictions.

         At the Special Meeting, shareholders of each Portfolio will vote upon Proposals 3A through 3E separately.  Each change to a Portfolio's fundamental investment restriction will become effective as soon as practicable following approval by shareholders.

                                                              PROPOSAL 3A

                                      To Amend the Fundamental Investment Restriction on Lending
                                                           (All Portfolios)

         The primary purpose of this proposal is to give the Portfolios the flexibility to participate in an interfund lending program.  Under an interfund lending program, each Portfolio would be able to lend and borrow cash for temporary purposes to and from each other and other mutual funds and variable product funds sponsored by Thrivent Financial.  The Board believes that an interfund lending program would provide liquidity to the Portfolios to meet higher than normal redemption requests.  These requests could occur, for example, following a natural disaster or some other event.  The proposal is not expected to materially affect how the Portfolios are managed.

         The fundamental investment restriction regarding lending currently provides:

         "None of the Portfolios  may lend any of its assets except  portfolio  securities.  The purchase of corporate or  U.S.  or  foreign  governmental  bonds,  debentures,  notes,  certificates  of  indebtedness,  repurchase agreements  or other debt  securities  of an issuer  permitted  by a  Portfolio's  investment  objective  and policies will not be considered a loan for purposes of this limitation."

         The Board of Directors proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

          "None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii)
          enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies."

         Each Portfolio is currently subject to a non-fundamental investment policy that restricts the Portfolio from making any loan if as a result more than one-third of its total assets would be lent to other parties.  The Fund intends to maintain this non-fundamental policy with respect to each Portfolio if Proposal 3A is adopted.  As a result, the proposed amendment will not materially increase a Portfolios risk.

         Currently, the Fund has a line of credit agreement with a bank that allows each Portfolio to borrow money to meet redemption requests and for other temporary purposes.  None of the Portfolios has ever borrowed money pursuant to the line of credit agreement, yet each Portfolio pays a fee to the bank, whether or not it ever borrows money.  Management believes that the establishment of an interfund lending program would reduce the required borrowing capacity under the line of credit agreement, which would generate savings for the Portfolios.

         Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, the Fund has filed an application with the Securities and Exchange Commission ("SEC") for exemption from certain provisions of the 1940 Act.  The application to the SEC for exemptive relief will not limit interfund lending under the program to emergency situations, and the relief, if and when granted, would allow the Portfolios to set up a more regular program if the Board of Directors determines that a more regular program would be in the best interests of a Portfolio.  Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.

         It is anticipated that all loans under the interfund lending program would be made pursuant to a master loan agreement.  A lending Portfolio could lend available cash to another Portfolio only when the "interfund rate" is higher than the rate the lending
Portfolio could earn on an overnight government repurchase agreement or on other comparable short-term investments.  Each borrowing
Portfolio could borrow through the interfund lending program only when the interfund rate is lower than the available bank loan rate.  Thrivent Financial would (i) monitor the interest rates charged and other terms and conditions of the interfund lending program, (ii) ensure compliance with each Portfolio's investment policies and limitations, (iii) ensure equitable treatment of each
Portfolio, and (iv) make quarterly reports to the Board concerning any transactions by the Portfolios under the interfund lending program.

                                                              PROPOSAL 3B

                              To Amend the Fundamental Investment Restriction on Concentration of Assets
                                                           (All Portfolios)

         The primary purpose of the proposal is to clarify that the exemption from the restriction for domestic bank instruments only applies to the Money Market Portfolio.  The proposal also serves to conform each Portfolio's investment restriction on concentration to a restriction that is expected to become standard for all funds sponsored by Thrivent Financial.  The proposal is not expected to materially affect how the Portfolios are managed.

The fundamental investment restriction regarding industry concentration currently provides:

                "None of the  Portfolios  will  purchase  securities  of a  company  in any  industry  if as a result  of the purchase a Portfolio's  holdings of securities  issued by companies in that industry  would exceed 25% of the value of the Portfolio,  except that this  restriction  does not apply to purchases of obligations  issued or guaranteed by the U.S.  Government,  its agencies and  instrumentalities,  or issued by domestic  banks.  For purposes of this  restriction,  neither  finance  companies  as a group nor utility  companies as a group are considered to be a single  industry and will be grouped  instead  according to their  services;  for example, gas, electric, and telephone utilities will each be considered a separate industry."

         The Board of Directors proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

                "None of the  Portfolios  will purchase a security if, after giving effect to the purchase,  more than 25% of its total  assets  would be invested in the  securities  of one or more issuers  conducting  their  principal business  activities  in the same  industry,  except  that  this  restriction  does not  apply to  Government
                Securities  (as such term is defined in the  Investment  Company Act of 1940).  In addition,  with respect to the Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks."

         The 1940 Act requires every mutual fund to include in its registration statement a policy with respect to industry concentration.  The proposed investment restriction would modify the exception to the concentration limitation by referring to
"Government Securities" as defined under the 1940 Act. "Government Securities" include securities issued or guaranteed by the U.S.
Treasury or by an agency or instrumentality of the U.S. government.

         Investments issued by domestic banks would include certificates of deposit, bankers' acceptances or similar short-term liquid instruments.  Under the amended concentration policy, United States branches of foreign banks may be considered as "domestic banks" if it can be demonstrated that they are subject to the same regulations as United States banks.  In addition, foreign branches of United States banks may be treated as domestic banks if the United States parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments.  The Fund intends to include disclosure in the Statement of
Additional Information concerning the type and nature of the various banking instruments in which a Fund intends to invest.
Industries are determined by reference to the classification of industries set forth in the Fund's semiannual and annual reports.

                                                              PROPOSAL 3C

                                  To Amend the Fundamental Investment Restriction on Diversification
                                                           (All Portfolios)

         The primary purpose for this proposal is to standardize this investment restriction among each of the Portfolios.  The proposal would also conform each Portfolio's investment restriction on diversification to the restriction that is expected to become standard for all funds sponsored by Thrivent Financial.  Under the proposed restriction, a Portfolio will count securities of an issuer towards meeting the 75% diversification test as long as the securities held by the Portfolio don't represent more than 10% of an issuer's voting securities.  Under the current restriction, certain Portfolios calculate the 10% limitation by taking into account holdings by all of the Portfolios in the Fund.  The proposed amendment will not materially affect how the Portfolios are managed.

         The fundamental investment restriction regarding diversification currently provides:

                "None of the Portfolios will make an investment unless,  when considering all its other  investments,  75% of the value of a Portfolio's  assets would consist of cash;  cash items;  obligations  of the U.S.  Government, its agencies or  instrumentalities;  with respect to the All Cap  Portfolio,  securities of other  investment companies;  and other securities.  For purposes of this restriction,  "other securities" are limited for each issuer to not more than 5% of the value of a  Portfolio's  assets,  and, with respect to the Small Cap Growth
                Portfolio,  Mid Cap Select Growth  Portfolio,  All Cap Portfolio,  Investors Growth  Portfolio,  Growth Stock
                Portfolio,  Value  Portfolio,  and Limited  Maturity  Bond  Portfolio,  to not more than 10% of the  issuer's outstanding  voting securities held by the Portfolio,  and with respect to the other Portfolios,  to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole."

         The Board of Directors proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

                "None of the  Portfolios  will,  with respect to 75% of its total  assets,  purchase  securities of an issuer
                (other than the U.S.  Government,  its agencies,  instrumentalities  or authorities or repurchase  agreements fully  collateralized  by U.S.  Government  securities and other  investment  companies) if (a) such purchase would, at the time,  cause more than 5% of the Portfolio's  total assets taken at market value to be invested in the securities of such issuer;  or (b) such purchase  would,  at the time,  result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio."

         The 1940 Act classifies open-end mutual funds between "diversified" and "non-diversified" companies and requires
"diversified" mutual funds to meet a certain level of diversification.  The proposed restriction is consistent with the diversification test in the 1940 Act.

                                                              PROPOSAL 3D

                                          To Amend the Fundamental Investment Restriction on
                                             Underwriting the Securities of Other Issuers
                                                           (All Portfolios)

         The primary purpose for this proposal is to standardize the investment restriction regarding the underwriting of securities of other issuers among each of the Portfolios.  The proposal would also conform this investment restriction to the restriction that is expected to become standard for all funds sponsored by Thrivent Financial.  Under the proposed restriction, a Portfolio could invest in other investment companies and make loans that are viewed as underwriting without violating the restriction.  The proposed amendment is not expected to materially affect how the Portfolios are managed.

         The fundamental investment restriction regarding underwriting the securities of other issuers currently provides:

                "None of the  Portfolios  will  underwrite  the  securities  of other  issuers,  except where the Fund may be deemed to be an underwriter  for purposes of certain federal  securities laws in connection with  disposition of  portfolio  securities;  with  respect to the All Cap  Portfolio,  with  investments  in other  investment companies,  and with  loans  that a  Portfolio  may make  pursuant  to  Paragraph  5 above  [the  fundamental investment restriction for lending described in Proposal 3A above]."

         The Board of Directors proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

                "None of the Portfolios  will  underwrite the securities of other issuers,  except where the Portfolio may be deemed to be an underwriter  for purposes of certain federal  securities laws in connection with  disposition of portfolio  securities;  with  investments in other investment  companies;  and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending."

                                                              PROPOSAL 3E

                                        To Amend the Fundamental Investment Restriction on the
                                            Purchase or Sale of Real Estate and Commodities
                                                           (All Portfolios)

         The primary purpose for this proposal is to standardize the investment restriction regarding the purchase or sale of real estate and commodities  among each of the Portfolios.  The proposal would also conform this investment restriction to the restriction that is expected to become standard for all funds sponsored by Thrivent Financial.  Under the proposed restriction, a
Portfolio could invest in any derivative whose value is tied to the value of a financial index, financial instrument or other asset and not just the derivatives listed in the current restriction.  The proposal is not expected to materially alter how the Portfolios are invested, and consequently the risk associated with the purchase and sale of real estate and commodities is not expected to increase.

         The fundamental investment restriction regarding real estate and commodities currently provides:

                "None of the  Portfolios  may buy or sell real  estate,  commodities  or  commodity  contracts,  although the
                Portfolios may buy and sell securities or other  instruments  which are secured by real estate and securities of real estate  investment  trusts and of other issuers that engage in real estate operations and except that the Portfolios  may enter into financial  futures  contracts,  may purchase put options on financial  futures contracts  and may purchase and sell call options on financial  futures  contracts;  provided  that the Small
                Cap Growth  Portfolio,  Mid Cap Select Growth  Portfolio,  All Cap  Portfolio,  Investors  Growth  Portfolio,
                Growth  Stock  Portfolio,  Value  Portfolio,  and Limited  Maturity  Bond  Portfolio  may sell real estate or physical commodities acquired as a result of ownership of securities or other instruments."

         The Board of Directors proposes that the existing investment restriction be replaced with the following two fundamental investment restrictions:

                "None of the  Portfolios  may buy or sell real  estate,  except that any  Portfolio  may (i) acquire or lease office  space for its own use,  (ii) invest in  securities  of issuers that invest in real estate or interest therein,  (iii) invest in  mortgage-related  securities and other  securities that are secured by real estate or  interest  therein,  and (iv) hold and sell  real  estate  acquired  by the  Portfolio  as a result of the ownership of securities."

                "None of the Portfolios may purchase or sell  commodities or commodity  contracts,  except that any Portfolio may purchase and sell  derivatives  (including but not limited to options,  futures  contracts and options on futures  contracts) whose value is tied to the value of a financial index or a financial  instrument or other asset  (including,  but not limited to,  securities  indexes,  interest  rates,  securities,  currencies  and physical commodities)."

Required Vote

         Approval of Proposals 3A through 3E by a Portfolio requires the affirmative vote of "a majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act.  Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Portfolio means the lesser of (a) 67% or more of the shares of the Portfolio represented at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present at the Special Meeting or represented by proxy or (b) more than
50% of the outstanding shares of the Portfolio.  Shareholders of each Portfolio will vote separately on Proposals 3A through 3E.

Recommended Shareholder Action

         The Board of Directors, including those Directors who are not interested persons of the Fund, unanimously recommends that shareholders vote FOR Proposals 3A through 3E.  If a Proposal to amend an investment restriction is not approved by shareholders of a Portfolio, the Portfolio's current investment restriction will remain unchanged.

                                                              PROPOSAL 4

   Approval of Proposed Policy Permitting the Board of Directors to Authorize Thrivent Financial to Enter into and Amend Subadvisory
                                                Agreements Without Shareholder Approval
  (All Portfolios except Small Cap Growth Portfolio, Mid Cap Select Growth Portfolio, All Cap Portfolio, Investors Growth Portfolio,
                                                      and Growth Stock Portfolio)

         The Proposal would give Thrivent Financial the authority, with approval of the Board of Directors, to hire, fire and change subadvisers and amend subadvisory agreements without shareholder approval.  A fund operating under this structure is sometimes referred to as a "manager-of-managers" fund.  Thrivent Financial does not have any current intentions to engage a subadviser for any of the Portfolios that do not currently use a subadviser other than the World Growth Portfolio.  Thrivent Financial is currently considering hiring an additional subadviser to manage a portion of the assets of the World Growth Portfolio.

Background

         Federal securities laws generally require that shareholders approve agreements with a Portfolio's subadviser, as well as with the investment adviser.  Shareholder action also is required if the terms of existing agreements are materially changed or if there is an assignment (as defined in the 1940 Act) of the subadvisory contract.  In order to obtain shareholder approval, the
Portfolio must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders.
The process is costly and time-consuming.  The Board believes that, in today's rapidly changing securities markets, it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by Thrivent
Financial regarding subadvisers. The Board believes that this approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes, and will enable the Board to make more timely changes it deems appropriate with respect to the day-to-day management of a Portfolio's assets.

         Thrivent Financial currently serves as the investment adviser for each Portfolio that will be voting on this proposal.  For each of these Portfolios except the World Growth Portfolio, Thrivent Financial presently makes the day-to-day investment decisions.
In the future, the Board of Directors, on the recommendation of Thrivent Financial,  may wish to hire, add or change a subadviser to handle the day-to-day investment decisions for a particular Portfolio without submitting the investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Portfolio.  In such cases, Thrivent Financial would allocate and, when appropriate, reallocate the Portfolio's assets among such subadvisers subject to the general oversight and approval of the Board of Directors.  Each subadviser would have discretionary authority to invest that portion of a Portfolio's assets assigned to it.

         Under the proposed policy, Thrivent Financial will engage in ongoing, highly disciplined subadviser evaluations on both a quantitative and qualitative basis.  Thrivent Financial will periodically gather and analyze performance information regarding the subadvised Portfolio.  Thrivent Financial will also evaluate whether the subadviser's investment style is appropriate for the
Portfolio.  Thrivent Financial will report its findings on these matters to the Board of Directors and will make recommendations regarding  subadvisers based on those findings.  The proposed policy would allow the Board of Directors  to approve the addition of a new subadviser or the replacement of an existing subadviser without shareholder approval.

SEC Exemptive Order

         On February 19, 2003, the Securities and Exchange Commission (the "SEC") granted the Fund and Thrivent Financial an order exempting them from the federal securities law requirements to obtain shareholder approval of the appointment of unaffiliated subadvisers (the "Exemptive Order").  The Exemptive Order permits Thrivent Financial, with approval of the Board of Directors, to hire, fire and to enter into and materially amend investment subadvisory agreements without shareholder approval.  The Exemptive
Order also allows Thrivent Financial, with Board approval to replace or reinstate subadvisers with respect to subadvisory agreements that have automatically terminated as a result of an assignment, without the approval of shareholders. The Exemptive Order applies to at least the following situations:

o        Thrivent Financial recommends that a Portfolio's management be diversified by adding another subadviser;
o        Thrivent Financial recommends that a subadviser be removed and replaced with a different subadviser; or
o        There is a change of control of the subadviser and Thrivent Financial desires to retain the subadviser as a subadviser to the Portfolio.

         Under the Exemptive Order, the Fund and Thrivent Financial are subject to several conditions imposed by the SEC to ensure that the interests of a Portfolio's shareholders are adequately protected.  Among these conditions, within 90 days of a change to a
Portfolio's subadvisory arrangements, the Fund  will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

         Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Portfolio to Thrivent Financial.  Thrivent Financial will continue to pay all subadvisory fees out of the advisory fees it receives from each subadvised Portfolio.  Thrivent Financial, directly or through subadvisers, also will continue to provide the same level of management and administrative services to the Portfolio as it has always provided.

Comparison of Current and Proposed Selection Process for Subadvisers

         Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board.  In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

o        The nature, quality and scope of services provided by a subadviser to investment companies comparable to the Portfolio;
o        The ability of the subadviser to provide its services to the Portfolio, as well as its personnel, operations, financial condition, regulatory compliance, or any other factor that would affect the provision of those services;
o        The subadviser's investment performance with respect to mutual funds or other comparable managed accounts with investment objectives and programs similar to those of the affected Portfolio; or
o        Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.

         Under the current process for approval of subadvisory agreements, both the Board and shareholders must approve any change in subadvisory agreements.  Shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements. If the policy is approved, all subadvisory agreements initially will be reviewed and approved by the Board and will be renewable from year to year only if approved by the Board.  As presently is the case, under the proposed policy all subadvisory agreements would  be terminable on 60 days notice  by the Board, Thrivent Financial, a vote of shareholders, or the subadviser without the payment of a penalty by any party.

Required Vote

         Approval of Proposal 4 by a Portfolio requires the affirmative vote of "a majority of the outstanding voting securities"
of the  Portfolio, as defined in the 1940 Act.  Under the 1940 Act, a vote of a majority of the outstanding voting securities of the
Portfolio means the lesser of (a) 67% or more of the shares of the Portfolio represented at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present at the Special Meeting or represented by proxy, or (b) more than 50% of the
outstanding shares of the Portfolio.   Shareholders of each Portfolio except the Small Cap Growth Portfolio, Mid Cap Select Growth
Portfolio, All Cap Portfolio, Investors Growth Portfolio, and Growth Stock Portfolio will vote separately on Proposal 4.

Recommended Shareholder Action

         The Board, including Independent Directors, unanimously recommends that shareholders vote FOR Proposal 4.  If the Proposal is not approved by shareholders of a Portfolio, the Portfolio will not be permitted to rely on the Exemptive Order.

                                           OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         The Board of Directors does not know of any matters to be considered at the Special Meeting other than those described above.  If any other matters are properly brought before the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their best judgment.

                                                  NO ANNUAL MEETINGS OF SHAREHOLDERS

         There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board of Directors in their discretion.  Contract owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South,
Minneapolis, Minnesota 55415.  Contract owner proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the enclosed voting instruction form and return it promptly in the enclosed envelope.  No postage is necessary if it is mailed in the United States.  Alternatively, you may vote by telephone (1-866-235-4258) or the Internet (https://vote.proxy-direct.com).

January 7, 2004
Date of Proxy Statement

LB SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415
____________________________

VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS
To be Held on February 10, 2004
____________________________

         The undersigned  hereby appoints John O. Gilbert,  Pamela J. Moret, Karl D. Anderson,  Brett L. Agnew, John C. Bjork, James E.
Nelson,  or Marlene J. Nogle or any of them,  true and lawful  proxies,  with power of  substitution,  to represent and vote all shares which the undersigned is entitled to vote at the Special  Meeting of  Shareholders to be held at 625 Fourth Avenue South,  Minneapolis,
Minnesota  55415 at 8:30 a.m.  Central  Time on  February  10,  2004,  or at any  adjournments  thereof,  on the  matters set forth and described  in the  accompanying  Notice of Special  Meeting  and Proxy  Statement.  Receipt of the Notice of Special  Meeting and Proxy
Statement is hereby acknowledged.  The Board of Directors recommends a vote "For" each proposal.

         Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.
                                               VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
                                               VOTE VIA THE TELEPHONE:  1-866-235-4258
                                               ------------------------------------------------------------------
                                                                                               999 9999 9999 999
                                               ------------------------------------------------------------------

                                               Note:  Please sign exactly as your name appears hereon.  If shares are held jointly, either holder may sign.  Corporate proxies should be signed by an authorized officer.

                                               ---------------------------------------------------------------------
                                               Signature

                                               ---------------------------------------------------------------------
                                               Signature of joint owner, if any

                                               ---------------------------------------------------------------------
                                               Date

[Portfolio name(s) will print here]

This voting instruction form is solicited on behalf of the  Board of Directors of the LB Series Fund, Inc.  You must mark the box
"abstain" if you wish to abstain.  If no choice is indicated, this proxy will be voted affirmatively on these matters.  When this voting instruction form is properly executed, the shares represented hereby will be voted in accordance with the choices made on this form.  If no choice is indicated on this form, the voting instruction will be deemed to be affirmative on these matters.  The
Board of Directors recommends a vote "For" each proposal.

[ ] To vote FOR all Portfolios on all Proposals mark this box.  (No other vote is necessary.)

To vote, mark blocks below in blue or black ink as follows:  Example:   [X]

1.            To elect Directors                                            FOR ALL      WITHHOLD ALL      FOR ALL
                                                                                                           EXCEPT*
              01 Pamela J. Moret                                            [  ]         [  ]              [  ]
              02 Herbert F. Eggerding, Jr.
              03 Noel K. Estenson
              04 Jodi L. Harpstead
              05 Connie M. Levi
              06 F. Gregory Campbell
              07 Richard L. Gady
              08 Edward W. Smeds

              To withhold authority to vote for any individual nominee,
              mark the "FOR ALL EXCEPT" box and write the nominee's
              number and name  on the line provided below.

              ______________________________________________________________________________

2.            To amend the Fund's Articles of Incorporation to change the   FOR          AGAINST           ABSTAIN
              name of the Fund                                              [  ]         [  ]              [  ]

3.            To amend certain investment restrictions:                     FOR          AGAINST           ABSTAIN

              A.  To amend the restriction on lending
                   Small Cap Growth Portfolio                               [  ]         [  ]              [  ]
                   Opportunity Growth Portfolio
                   Mid Cap Select Growth Portfolio
                   Mid Cap Growth Portfolio
                   World Growth Portfolio
                   All Cap Portfolio
                   Growth Portfolio
                   Investors Growth Portfolio
                   Growth Stock Portfolio
                   Value Portfolio
                   High Yield Portfolio
                   Income Portfolio
                   Limited Maturity Bond Portfolio
                   Money Market Portfolio

              B.  To amend the restriction on concentration of assets       [  ]         [  ]              [  ]
                   Small Cap Growth Portfolio
                   Opportunity Growth Portfolio
                   Mid Cap Select Growth Portfolio
                   Mid Cap Growth Portfolio
                   World Growth Portfolio
                   All Cap Portfolio
                   Growth Portfolio
                   Investors Growth Portfolio
                   Growth Stock Portfolio
                   Value Portfolio
                   High Yield Portfolio
                   Income Portfolio
                   Limited Maturity Bond Portfolio
                   Money Market Portfolio

              C.  To amend the restriction on diversification               [  ]         [  ]              [  ]
                   Small Cap Growth Portfolio
                   Opportunity Growth Portfolio
                   Mid Cap Select Growth Portfolio
                   Mid Cap Growth Portfolio
                   World Growth Portfolio
                   All Cap Portfolio
                   Growth Portfolio
                   Investors Growth Portfolio
                   Growth Stock Portfolio
                   Value Portfolio
                   High Yield Portfolio
                   Income Portfolio
                   Limited Maturity Bond Portfolio
                   Money Market Portfolio

              D.   To amend the restriction on underwriting the             [  ]         [  ]              [  ]
                   securities of other issuers
                   Small Cap Growth Portfolio
                   Opportunity Growth Portfolio
                   Mid Cap Select Growth Portfolio
                   Mid Cap Growth Portfolio
                   World Growth Portfolio
                   All Cap Portfolio
                   Growth Portfolio
                   Investors Growth Portfolio
                   Growth Stock Portfolio
                   Value Portfolio
                   High Yield Portfolio
                   Income Portfolio
                   Limited Maturity Bond Portfolio
                   Money Market Portfolio

              E.   To amend the restriction on purchase or sale of real     [  ]         [  ]              [  ]
                   estate and commodities
                   Small Cap Growth Portfolio
                   Opportunity Growth Portfolio
                   Mid Cap Select Growth Portfolio
                   Mid Cap Growth Portfolio
                   World Growth Portfolio
                   All Cap Portfolio
                   Growth Portfolio
                   Investors Growth Portfolio
                   Growth Stock Portfolio
                   Value Portfolio
                   High Yield Portfolio
                   Income Portfolio
                   Limited Maturity Bond Portfolio
                   Money Market Portfolio

4.            To approve a policy permitting the Board of Directors to      FOR          AGAINST           ABSTAIN
              authorize Thrivent Financial for Lutherans to enter into      [  ]         [  ]              [  ]
              and amend subadvisory agreements without shareholder
              approval

                   Opportunity Growth Portfolio
                   Mid Cap Growth Portfolio
                   World Growth Portfolio
                   Growth Portfolio
                   Value Portfolio
                   High Yield Portfolio
                   Income Portfolio
                   Limited Maturity Bond Portfolio
                   Money Market Portfolio

Every shareholder's vote is important!  Please sign, date and return your voting instruction form today!

                                                              APPENDIX A

                                                     GOVERNANCE COMMITTEES CHARTER

                                               The Lutheran Brotherhood Family of Funds
                                                         LB Series Fund, Inc.

                                                      As Amended August 27, 2003

1.   Membership:  The Governance  Committees  shall consist of Directors or Trustees who are not  interested  persons of any mutual fund,  adviser or  subadviser to any fund.  The  committees  shall be appointed by the Boards of Directors  and Trustees.  One member of each Committee shall be appointed the Chairperson of the committee.

2.   Purpose:  The purpose of the  committees is to represent the interests of the  shareholders  and, in furtherance  thereof,  to consider, evaluate and make recommendations to the full Boards concerning the following matters:

     A.   periodic review and evaluation of the performance of the Directors and Trustees;
     B.   periodic review and recommendations regarding compensation of Directors and Trustees;
     C.   periodic review and recommendation  regarding  composition of the various committees of the Boards and the Chairpersons of the Committees;
     D.   periodic  review  and  recommendations  regarding  development  and  maintenance  of the  Boards'  membership,  structure and organization; and
     E.   periodic review and  recommendations regarding other matters related to the governance of The Lutheran Brotherhood Family of Funds and LB Series Fund, Inc. ("the Funds").

3.   Duties and Responsibilities:  In furtherance of these purposes the committees will:

     -    consider and make recommendations to the Boards as to the proper size of the Boards and the desired skills, abilities and degree of diversity of Boards' memberships;
     -    adopt procedures for identifying, recruiting and interviewing qualified candidates for the position of non-interested
          Directors and Trustees;
     -    recommend to the Boards individuals to be nominated for election as non-interested Directors and Trustees;
     -    review the continuing  qualification of existing  Directors and Trustees,  including the review of and reporting to the
          Boards on the continuing independence of the non-interested Directors and Trustees;
     -    recommend to the Boards appointments to Board committees;
     -    review and make  recommendations  regarding the Code of Ethics for the Funds and their advisers and the Code of Ethics for the Funds' Chief Executive Officer and Senior Financial Officer;
     -    review and make recommendations regarding the Funds' privacy policy;
     -    perform such other functions as from time to time may be assigned by the Boards; and
     -    obtain advice from such consultants as the committees deem appropriate in the discharge of their responsibilities.

The committees may adopt such procedures or rules as deemed appropriate to govern their conduct in fulfilling their responsibilities and duties under this Charter.

=================================================================================================================
Every proxy vote is important!

Vote your proxy on the phone or Internet.

It saves money!  Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

It saves time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-866-235-4258 or go to the website:

        https://vote.proxy-direct.com
        -----------------------------

3.  Follow the recorded or on-screen directions.

4.  Do not mail your proxy card when you vote by phone or Internet.